                              SEVERANCE AGREEMENT



                  THIS AGREEMENT, dated , 1997, is made by and between Harvard Industries, Inc., a Florida corporation (the "Company"), and Richard Dawson (the "Executive").

                  WHEREAS, the Company considers it essential to the best interests of its stockholders and creditors to foster the continued employment of key management personnel;

                  WHEREAS, the Executive is currently the senior legal officer of the Company and serves as its Senior Vice President/ Law and Administration, with such duties as are customarily assigned by the chief executive officer of a company to individuals serving in the position of General Counsel, and such other senior level duties and responsibilities as may be specified by the Chief Executive Officer of the Company from time to time; and

                  WHEREAS, the Board has determined that appropriate steps should be taken to encourage the retention of key members of the Company's management, including the Executive;

                  NOW, THEREFORE, subject to approval by the United States Bankruptcy Court for the District of Delaware ("Bankruptcy Court Approval"), and in consideration of the premises and the mutual covenants herein contained, the Company and the Executive hereby agree as follows:

                   1. Defined Terms. The definitions of capitalized terms used in this Agreement are provided in the last Section hereof.

                   2. Term of Agreement. Subject to the provisions of Section
12.2 hereof, the Term of this Agreement shall commence on the date of Bankruptcy Court Approval and shall continue in effect through December 31, 2000; provided, however, that commencing on December 1, 1998 and each December 1 thereafter, the Term shall automatically be extended for one additional year unless, not later than June 30 immediately preceding each such December 1, the Company or the Executive shall have given notice to the other not to extend the Term.

                   3. Company's Covenants Summarized. In order to induce the Executive to remain in the employ of the Company and in consideration of the Executive's covenants set forth in Section 4 hereof, the Company agrees, under the conditions described herein, to pay the Executive the Severance Payments and other payments and benefits described herein. Except as provided in Section
9.1 hereof, no Severance Payments shall be payable under this Agreement unless there shall have been a termination of the Executive's employment with the Company during the Term.

This Agreement shall not be construed as creating an express or implied contract of employment and, except as otherwise agreed in writing between the Executive and the Company, the Executive shall not have any right to be retained in the employ of the Company.

                   4. The Executive's Covenants. The Executive agrees that, subject to the terms and conditions of this Agreement, the Executive will remain in the employ of the Company until the earliest of (i) the date of the consummation of the Plan of Reorganization, plus, if requested by the Board, up to an additional 60 days beyond such date, (ii) the date of termination by the Executive of the Executive's employment for Good Reason or by reason of death, Disability or Retirement, or (iii) the termination by the Company of the Executive's employment for any reason.

                   5. Compensation Other Than Severance Payments.

                   5.1. During the Term, during any period that the Executive fails to perform the Executive's full-time duties with the Company as a result of incapacity due to physical or mental illness, the Company shall pay the Executive's full salary to the Executive at the rate in effect at the commencement of any such period, together with all compensation and benefits payable to the Executive under the terms of any compensation or benefit plan, program or arrangement maintained by the Company during such period, until the Executive's employment is terminated by the Company for Disability.

                   5.2. If the Executive's employment shall be terminated for any reason during the Term, the Company shall pay the Executive's full salary to the Executive through the Date of Termination at the rate in effect immediately prior to the Date of Termination or, if higher, the rate in effect immediately prior to the first occurrence of an event or circumstance constituting Good Reason, and the Executive shall become fully vested in all benefits provided under the Pension Plans, together with all compensation and benefits payable to the Executive through the Date of Termination under the terms of the Company's compensation and benefit plans, programs or arrangements as in effect immediately prior to the Date of Termination or, if more favorable to the Executive, as in effect immediately prior to the first occurrence of an event or circumstance constituting Good Reason.

                   6.      Severance Payments.

                   6.1. Subject to Section 6.2 hereof, if the Executive's employment is terminated during the Term, other than (A) by the Company for Cause, (B) by reason of death or Disability, or (C) by the Executive without Good Reason, the Company shall pay the Executive the amounts, and provide the Executive the benefits, described in this Section 6.1 ("Severance

Payments"), in addition to any payments and benefits to which the Executive is entitled under Section 5 hereof.

                                    (A) In lieu of any further salary payments
         to the Executive for periods subsequent to the Date of Termination and in lieu of any severance benefit otherwise payable to the Executive, the Company shall pay to the Executive a lump sum severance payment, in cash, equal to two times the sum of (i) the Executive's base salary as in effect immediately prior to the Date of Termination or, if higher, in effect immediately prior to the first occurrence of an event or circumstance constituting Good Reason, and (ii) the target bonus in effect, pursuant to any annual bonus or incentive plan maintained by the Company, for the fiscal year during which the Date of Termination occurs or, if higher, for the fiscal year during which first occurs an event or circumstance constituting Good Reason.

                                    (B) For the twenty-four (24) month period
         immediately following the Date of Termination, the Company shall arrange to provide the Executive and his dependents life, disability, accident and health insurance benefits substantially similar to those provided to the Executive and his dependents immediately prior to the Date of Termination or, if more favorable to the Executive, those provided to the Executive and his dependents immediately prior to the first occurrence of an event or circumstance constituting Good Reason, at no greater cost to the Executive than the cost to the Executive immediately prior to such date or occurrence; provided, however, that, unless the Executive consents to a different method (after taking into account the effect of such method on the calculation of "parachute payments" pursuant to Section 6.2 hereof), such health insurance benefits shall be provided through a third-party insurer. Benefits otherwise receivable by the Executive pursuant to this Section 6.1(B) shall be reduced to the extent benefits of the same type are received by or made available to the Executive during the twenty-four (24) month period following the Executive's termination of employment (and any such benefits received by or made available to the Executive shall be reported to the Company by the Executive); provided, however, that the Company shall reimburse the Executive for the excess, if any, of the cost of such benefits to the Executive over such cost immediately prior to the Date of Termination or, if more favorable to the Executive, the first occurrence of an event or circumstance constituting Good Reason. If the Severance Payments shall be decreased pursuant to Section 6.2 hereof, and the Section 6.1(B) benefits which remain payable after the application of Section 6. 2 hereof are thereafter reduced pursuant to the immediately preceding sentence, the Company shall, no later than five (5) business days following such reduction, pay to the Executive the least of (a) the amount of the decrease made in the Severance

         Payments pursuant to Section 6.2 hereof, (b) the amount of the subsequent reduction in these Section 6.1(B) benefits, or (c) the maximum amount which can be paid to the Executive without being, or causing any other payment to be, nondeductible by reason of Section 280G of the Code.

                                    (C) Notwithstanding any provision of any
         annual or long-term incentive plan to the contrary, the Company shall pay to the Executive a lump sum amount, in cash, equal to the sum of
         (i) any unpaid incentive compensation which has been allocated or awarded to the Executive for a completed fiscal year or other measuring period preceding the Date of Termination under any such plan and which, as of the Date of Termination, is contingent only upon the continued employment of the Executive to a subsequent date, and (ii) a pro rata portion to the Date of Termination of the aggregate value of all contingent incentive compensation awards to the Executive for all then uncompleted periods under any such plan, calculated as to each such award by multiplying the award that the Executive would have earned on the last day of the performance award period, assuming the achievement, at the target level, of the individual and corporate performance goals established with respect to such award, by the fraction obtained by dividing the number of full months and any fractional portion of a month during such performance award period through the Date of Termination by the total number of months contained in such performance award period.

                                    (D) In addition to the retirement benefits
         to which the Executive is entitled under the Pension Plans under
         Section 5.2 hereof, the Company shall pay the Executive a lump sum amount, in cash, equal to the excess of (i) the actuarial equivalent of the aggregate retirement pension (taking into account any early retirement subsidies associated therewith and determined as a straight life annuity commencing at the date (but in no event earlier than the second anniversary of the Date of Termination) as of which the actuarial equivalent of such annuity is greatest) which the Executive would have accrued under the terms of the Pension Plans, determined as if the Executive were fully vested thereunder and had accumulated (after the Date of Termination) twenty-four (24) additional months of service credit hereunder and had been credited under each Pension Plan during such period with compensation equal to the Executive's compensation (as defined in the Pension Plans) during the twelve (12) months immediately preceding the Date of Termination or, if higher, during the twelve months immediately prior to the first occurrence of an event or circumstance constituting Good Reason, over (ii) the actuarial equivalent of the aggregate retirement pension (taking into account any early retirement subsidies associated therewith and determined as a straight life annuity commencing at the date (but in no event earlier than the Date of Termination) as of which the actuarial equivalent of such annuity is greatest) which the Executive had accrued pursuant to the provisions of the Pension Plans as of the Date of Termination. For purposes of this Section 6.1(D), "actuarial equivalent" shall be determined using the same assumptions utilized under the Harvard Retirement Plan immediately prior to the Date of Termination or, if more favorable to the Executive, immediately prior to the first occurrence of an event or circumstance constituting Good Reason.

                                    (E) The Company shall provide the Executive
         with outplacement services suitable to the Executive's position for a period of two years or, if earlier, until the first acceptance by the Executive of an offer of employment; provided, however, that the Executive may elect to receive a lump sum cash payment, payable no later than the fifth day following the Date of Termination, in an amount equal to the value of one year of such services.

                   6.2. (A) Notwithstanding any other provisions of this Agreement, in the event that any portion of any payment or benefit received or to be received by the Executive in connection with his employment hereunder (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any Person whose actions result in a change in control for purposes of Section 280G of the Code or any Person affiliated with the Company or such Person) (all such payments and benefits, including the Severance Payments, being hereinafter called "Total Payments") would not be deductible (in whole or in part), by the Company, an affiliate or Person making such payment or providing such benefit as a result of Section 280G of the Code, then, to the extent necessary to make such portion of the Total Payments deductible (and after taking into account any reduction in the Total Payments provided by reason of Section 280G of the Code in such other plan, arrangement or agreement), the cash Severance Payments shall first be reduced (if necessary, to zero), and all other Severance Payments shall thereafter be reduced (if necessary, to zero); provided, however, that the Executive may elect to have the noncash Severance Payments reduced (or eliminated) prior to any reduction of the cash Severance Payments.

                           (B) For purposes of this limitation, (i) no portion
of the Total Payments the receipt or enjoyment of which the Executive shall have waived at such time and in such manner as not to constitute a "payment" within the meaning of Section 280G(b) of the Code shall be taken into account,
(ii) no portion of the Total Payments shall be taken into account which, in the opinion of tax counsel ("Tax Counsel") reasonably acceptable to the Executive and selected by the accounting firm which was, immediately prior to year for which the determination was made, the Company's independent auditor (the "Auditor"), does not constitute a "parachute payment" within the meaning of Section

280G(b)(2) of the Code, including by reason of Section 280G(b)(4)(A) of the Code, (iii) the Severance Payments shall be reduced only to the extent necessary so that the Total Payments (other than those referred to in clauses
(i) or (ii)) in their entirety constitute reasonable compensation for services actually rendered within the meaning of Section 280G(b)(4)(B) of the Code or are otherwise not subject to disallowance as deductions by reason of Section 280G of the Code, in the opinion of Tax Counsel, and (iv) the value of any noncash benefit or nay deferred payment or benefit included in the Total Payments shall be determined by the Auditor in accordance with the principles of Sections 280G(d)(3) and (4) of the Code.

                           (C) If it is established pursuant to a final
determination of a court or an Internal Revenue Service proceeding that, notwithstanding the good faith of the Executive and the Company in applying the terms of this Section 6.2, the Total Payments paid to or for the Executive's benefit are in an amount that would result in any portion of such Total Payments being subject to the Excise Tax, then, if such repayment would result in (i) no portion of the remaining Total Payment's being subject to the Excise Tax and (ii) a dollar-for-dollar reduction in the Executive's taxable income and wages for purposes of federal, state and local income and employment taxes, the Executive shall have an obligation to pay the Company upon demand an amount equal to the sum of (i) the excess of the Total Payments paid to or for the Executive's benefit over the Total Payments that could have been paid to or for the Executive's benefit without any portion of such Total Payments being subject to the Excise Tax; and (ii) interest on the amount set forth in clause
(i) of this sentence at the rate provided in Section 1274(b)(2)(B) of the Code from the date of the Executive's receipt of such excess until the date of such payment.

                   6.3. The payments provided in subsections (A), (C) and (D) of Section 6.1 hereof shall be made not later than the fifth day following the Date of Termination; provided, however, that if the amounts of such payments, and the limitation on such payments set forth in Section 6.2 hereof, cannot be finally determined on or before such day, the Company shall pay to the Executive on such day an estimate, as determined in good faith by the Company of the minimum amount of such payments to which the Executive is clearly entitled and shall pay the remainder of such payments (together with interest on the unpaid remainder (or on all such payments to the extent the Company fails to make such payments when due) at 120% of the rate provided in Section 1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined but in no event later than the thirtieth (30th) day after the Date of Termination. In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Company to the Executive, payable on the fifth (5th ) business day after demand by the Company (together with interest at 120% of the rate provided in Section 1274(b)(2)(B) of the Code). At the time that payments are made under this Agreement, the Company shall provide the Executive with a written statement setting forth the manner in which such payments were calculated and the basis for such calculations including, without limitation, any opinions or other advice the Company has received from Tax Counsel, the Auditor or other advisors or consultants (and any such opinions or advice which are in writing shall be attached to the statement).

                   6.4. The Company also shall pay to the Executive all legal fees and expenses incurred by the Executive in disputing in good faith any issue hereunder relating to the termination of the Executive's employment, in seeking in good faith to obtain or enforce any benefit or right provided by this Agreement or in connection with any tax audit or proceeding to the extent attributable to the application of Section 4999 of the Code to any payment or benefit provided hereunder. Such payments shall be made within five (5) business days after delivery of the Executive's written requests for payment accompanied with such evidence of fees and expenses incurred as the Company reasonably may require.

                   7. Termination Procedures and Compensation During Dispute.

                   7.1. Notice of Termination. Any purported termination of the Executive's employment (other than by reason of death) shall be communicated by written Notice of Termination from one party hereto to the other party hereto in accordance with Section 10 hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated. Further, a Notice of Termination for Cause is required to include a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Board at a meeting of the Board which was called and held for the purpose of considering such termination (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's counsel, to be heard before the Board), which resolution reflects the written concurrence of both the Chief Executive Officer of the Company and of the Chief Operating Officer of the Company (provided that if the Chief Executive Officer of the Company is not then John Adams, the required concurrence shall be that of the Chairman of the Board and the Chief Executive Officer of the Company), finding that, in the good faith opinion of the Board, the Executive was guilty of conduct set forth in clause (i) or (ii) of the definition of Cause herein, and specifying the particulars thereof in detail.

                   7.2. Date of Termination. "Date of Termination," with respect to any purported termination of the Executive's employment during the Term, shall mean (i) if the Executive's employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that he Executive shall not have returned to the full-time performance of the Executive's duties during such thirty (30) day period), and
(ii) if the Executive's employment is terminated for any other reason, the date specified in the Notice of Termination (which, in the case of a termination by the Company, shall not be less than thirty(30) days (except in the case of a termination for Cause) and, in the case of a termination for Cause) and, in the case of a termination by the Executive, shall not be less than fifteen (15) days nor more than sixty (60) days, respectively, from the date such Notice of Termination is given).

                   7.3. Dispute Concerning Termination. If within fifteen (15) days after any Notice of Termination is given, or, if later, prior to the Date of Termination (as determined without regard to this Section 7.3), the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be extended until the earlier of (i) the date on which the Term ends or (ii) the date on which the dispute is finally resolved, either by mutual written agreement of the parties or by a final judgment, order or decree of an arbitrator or a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected); provided, however, that the Date of Termination shall be extended by a notice of dispute given by the Executive only if such notice is given in good faith and the Executive pursues the resolution of such dispute with reasonable diligence.

                   7.4. Compensation During Dispute. If a purported termination occurs during the Term and the Date of Termination is extended in accordance with Section 7.3 hereof, the Company shall continue to pay the Executive the full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, salary) and continue the Executive as a participant in all compensation, benefit and insurance plans in which the Executive was participating when the notice giving rise to the dispute was given, until the Date of Termination, as determined in accordance with Section
7.3 hereof. Amounts paid under this Section 7.4 are in addition to all other amounts due under this Agreement (other than those due under Section 5.2 hereof) and shall not be offset against or reduce any other amounts due under this Agreement.

                   8. No Mitigation. The Company agrees that, if the Executive's employment with the Company terminates during the Term, the Executive is not required to seek other employment or to attempt in any way to reduce any amounts payable to the Executive by the Company pursuant to Section 6 hereof or Section 7.4 hereof. Further, the amount of any payment or benefit provided for in this Agreement (other than 6.1(B) hereof) shall not be reduced by any compensation earned by the Executive as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by the Executive to the Company, or otherwise.

                   9. Successors; Binding Agreement.

                   9.1. In addition to any obligations imposed by law upon any successor to the Company, the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Company in the same amount and on the same terms as the Executive would be entitled to hereunder if the Executive were to terminate the Executive's employment for Good Reason, except that, for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination.

                   9.2. This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive shall due while any amount would still be payable to the Executive hereunder (other than amounts which, by their terms, terminates upon the death of the Executive) if the Executive had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the executors, personal representatives or administrators of the Executive's estate.

                   10. Notices. For the purpose of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed, if to the Executive, to the address inserted below the Executive's signature on the final page hereof and, if to the Company, to the address set forth below, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon actual receipt:

                           To the Company:

                           Harvard Industries, Inc.
                           2502 North Rocky Point Drive, Suite 960
                           Tampa, Florida 33607

                           Attention:  General Counsel

                   11. Miscellaneous. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Executive and such officer as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or of any lack of compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. Upon Bankruptcy Court Approval, this Agreement supersedes any and all other agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof which have been made by either party. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware. All references to sections of the Exchange Act or the Code shall be deemed also to refer to any successor provisions to such sections. Any payments provided for hereunder shall be paid net of any applicable withholding required under federal, state or local law and any additional withholding to which the Executive has agreed. The obligations of the Company and the Executive under this Agreement which by their nature may require either partial or total performance after the expiration of the Term (including, without limitation, those under Sections 6 and 7 hereof) shall survive such expiration.

                   12. Validity; Pooling.

                   12.1. Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

                   12.2. Pooling. In the event that the Company is party to a transaction which is otherwise intended to qualify for "pooling of interests" accounting treatment then (A) this Agreement shall, to the extent practicable, be interpreted so as to permit such accounting treatment, and (B) to the extent that the application of clause (A) of this Section 12.2 does not preserve the availability of such accounting treatment, then, to the extent that any provision of the Agreement, disqualifies the transaction as a "pooling" transaction (including, if applicable, the entire Agreement), such provision shall be null and void as of the date hereof. All determinations under this
Section 12.2 shall be made by the accounting firm whose opinion with respect to "pooling of interests" is required as a condition to the consummation of such transaction.

                   13. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

                   14. Settlement of Disputes; Arbitration.

                   14.1. All claims by the Executive for benefits under this Agreement shall be directed to and determined by the Committee and shall be in writing. Any denial by the Committee of a claim for benefits under this Agreement shall be delivered to the Executive in writing and shall set forth the specific reasons for the denial and the specific provisions of this Agreement relied upon. The Committee shall afford a reasonable opportunity to the Executive for a review of the decision denying a claim and shall further allow the Executive to appeal to the Committee a decision of the Committee within sixty (60) days after notification by the Committee that the Executive's claim has been denied.

                   14.2. Any further dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in Tampa, Florida, in accordance with the rules of the American Arbitration Association then in effect; provided, however, that the evidentiary standards set forth in this Agreement shall apply. Judgment may be entered on the arbitrator's award in any court having jurisdiction. Notwithstanding any provision of this Agreement to the contrary, the Executive shall be entitled to seek specific performance of the Executive's right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

                   15. Definitions. For purposes of this Agreement, the following terms shall have the meanings indicated below:

                   (A) "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

                   (B) "Auditor" shall have the meaning set forth in Section
6.2 hereof.

                   (C) "Bankruptcy Court Approval" shall have the meaning set forth on the first page of this Agreement.

                   (D) "Base Amount" shall have the meaning set forth in
Section 280G(b)(3) of the Code.

                   (E) "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

                   (F) "Board" shall mean the Board of Directors of the Company.

                   (G) "Cause" for termination by the Company of the Executive's employment shall mean (i) the willful and continued failure by the Executive to substantially perform the Executive's duties with the Company (other than any such failure resulting from the Executive's incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a Notice of Termination for Good Reason by the Executive pursuant to Section 7.1 hereof) after a written demand for substantial performance is delivered to the Executive by the Board, which demand (a) specifically identifies the manner in which the Board believes that the Executive has not substantially performed the Executive's duties, and (b) contains the written concurrence of both the Chief Executive Officer of the Company and of the Chief Operating Officer of the Company with the conclusions of the Board; provided, however, that if the Chief Executive Officer of the Company is not then John Adams, the required concurrence shall be that of the Chairman of the Board and the Chief Executive Officer of the Company, or (ii) the willful engaging by the Executive in conduct which is demonstrably and materially injurious to the Company or its subsidiaries, monetarily or otherwise. For purposes of clauses
(i) and (ii) of this definition (x) no act, or failure to act, on the Executive's part shall be deemed "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the Executive's act, or failure to act, was in the best interest of the Company and
(y) in the event of a dispute concerning the application of this provision, no claim by the Company that Cause exists shall be given effect unless the Company establishes to the Committee by clear and convincing evidence that Cause exists.

                  (H) "Code shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  (I) "Committee" shall mean (i) the individuals (not fewer than three in number) who constitute the Compensation Committee of the Board, plus (ii) in the event that fewer than three individuals are available from the group specified in clause (i) above for any reason, such individuals as may be appointed by the individual or individuals so available (including for this purpose any individual or individuals previously so appointed under this clause
(ii)); provided, however, that the maximum number of individuals constituting the Committee shall not exceed five.

                  (J) "Company" shall mean Harvard Industries, Inc., shall include any successor to its business and/or assets which assumes and agrees to perform this Agreement by operation of law, or otherwise.

                  (K) "Date of Termination" shall have the meaning set forth in
Section 7.2 hereof.

                  (L) "Disability" shall be deemed the reason for the termination by the Company of the Executive's employment, if, as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been absent from the full-time performance of the Executive's duties with the Company for a period of six (6) consecutive months, the Company shall have given the Executive a Notice of Termination for Disability, and, within thirty (30) days after such Notice of Termination is given, the Executive shall not have returned to the full-time performance of the Executive's duties.

                  (M) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                  (N) "Executive" shall mean the individual named in the first paragraph of this Agreement.

                  (O) "Good Reason" for termination by the Executive of the Executive's employment shall mean either (x) the occurrence during the Term of the consummation of a Plan of Reorganization and if requested by the Board, the performance of services by the Executive for up to 60 days following the consummation of the Plan of Reorganization, or (y) the occurrence (without the Executive's express written consent) after November 15, 1997 of any one of the following acts by the Company, or failures by the Company to act, unless, in the case of any act or failure to act described in paragraph (I), (V) or (VII) below, such act or failure to act is corrected prior to the Date of Termination specified in the Notice of Termination given in respect thereof:

                           (I) the assignment to the Executive of any duties
                  materially inconsistent with the Executive's position as the Senior Vice President/Law and Administration of the Company with the duties and responsibilities set forth in the second recital to this Agreement, or a substantial adverse alteration in the nature of the Executive's responsibilities from those in effect immediately prior to November 15, 1997, provided that the appointment of Roger Pollazzi and the substitution of Roger Pollazzi as the person to whom the Executive shall report may not, in and of itself, be a basis for an assertion by the Executive that the provisions of this paragraph (I) have been triggered;

                           (II) a reduction by the Company in the Executive's
                  annual base salary as in effect on November 15, 1997, or as the same may be increased from time to time except for across-the-board salary reductions similarly affecting all senior executives of the Company and all senior executives of any Person in control of the Company;

                           (III) the relocation of the Executive's principal
                  place of employment to a location more than 35 miles from the Executive's principal place of employment on November 15, 1997 or the Company's requiring the Executive to be based anywhere other than such principal place of employment (or permitted relocation thereof) except for required travel on the Company's business to an extent substantially consistent with the Executive's present business travel obligations;

                           (IV) the failure by the Company, after November 15,
                  1997, to pay to the Executive any portion of the Executive's compensation except pursuant to an across-the-board compensation deferral similarly affecting all senior executives of the Company and all senior executives of any Person in control of the Company, or to pay to the Executive any portion of an installment of deferred compensation under any deferred compensation program of the Company, within seven (7) days of the date such compensation is due;

                           (V) the failure by the Company to continue in effect
                  any compensation plan in which the Executive participates on November 15, 1997 which is material to the Executive's total compensation, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue the Executive's participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount or timing of payment of benefits provided and the level of the Executive's participation relative to other participants, as existed immediately prior to November 15, 1997;

                           (VI) the failure by the Company to continue to
                  provide the Executive with benefits substantially similar to those enjoyed by the Executive under any of the Company's pension, savings, life insurance, medical, health and accident, or disability plans on which the Executive was participating immediately prior to November 15, 1997 (except for across-the-board changes similarly affecting all senior executives of the Company and all senior executives of any Person in control of the Company), the taking of any other action by the Company which would directly or indirectly materially reduce any of such benefits or deprive the Executive of any material fringe benefit enjoyed by the Executive on the date of Bankruptcy Court Approval, or the failure by the Company to provide the Executive with the number of paid vacation days to which the Executive is entitled on the basis of years of service with the Company in accordance with the Company's normal vacation policy in effect on the date of Bankruptcy Court Approval; or

                           (VII) any purported termination of the Executive's
                  employment which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 7.1 hereof; for purposes of this Agreement, no such purported termination shall be effective.

                  The Executive's right to terminate the Executive's employment for Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness. The executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting Good Reason hereunder.

                  For purposes of any determination regarding the existence of Good Reason, any claim by the Executive that Good Reason exists shall be presumed to be correct unless the Company establishes to the Committee by clear and convincing evidence that Good Reason does not exist.

                  (P) "Notice of Termination" shall have the meaning set forth in Section 7.1 hereof.

                  (Q) "Pension Plans" shall mean the Harvard Retirement Plan, the Harvard Industries, Inc. Nonqualified ERISA Excess Benefit Plan, effective January 1, 1995, in the form annexed as Exhibit A hereto, and the Harvard Industries, Inc. Nonqualified Additional Credited Service Plan, effective January 1, 1995, in the form annexed as Exhibit B hereto (the "Additional Credited Service Plan") in each of which the Executive shall be treated as participating throughout the Term (with no alterations to the determination of "Adjusted Retirement Income" to be permitted under Section 3.1(4) of the Additional Credited Service Plan, notwithstanding the discretion afforded under such Section 3.1(4), with no amendments to such plans which are adverse to the Executive being taken into account without his written consent, and without regard to Section 3.1(5) of the Additional Credited Service Plan) regardless of whether such plans are continued during the Term or after the Plan of Reorganization, and regardless of whether any action which is required to have been, or to be, taken in order for the Executive to be designated as a participant has in fact been, or is hereafter taken.

                  (R) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such terms shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

                  (S) "Plan of Reorganization" shall mean the final Joint Plan of Reorganization as proposed by the Company and approved by the United States Bankruptcy Court for the District of Delaware, as the same may be amended from time to time.

                  (T) "Retirement" shall be deemed the reason for the termination by the Executive of the Executive's employment if such employment is terminated on or after his normal retirement date in accordance with the Company's retirement policy generally applicable to its salaried employees.

                  (U) "Severance Payments" shall have the meaning set forth in
Section 6.1 hereof.

                  (V) "Tax Counsel" shall have the meaning set forth in Section
6.2 hereof.

                  (W) "Term" shall mean the period of time described in Section 2 hereof (taking into account any extension, continuation or termination described herein).

                  (X) "Total Payments" shall mean those payments se described in Section 6.2 hereof.

                                     HARVARD INDUSTRIES, INC.



                                     By:
                                        -----------------------------
                                      Name:
                                      Title:




                                      -----------------------------
                                      Richard Dawson

                                     Address:
                                     719 South Willow Avenue
                                     Tampa, FL 33606

                              SEVERANCE AGREEMENT



                  THIS AGREEMENT, dated                  , 1997, is made by and
between Harvard Industries, Inc., a Florida corporation (the "Company"), and Joseph J. Gagliardi (the "Executive").

                  WHEREAS, the Company considers it essential to the best interests of its stockholders and creditors to foster the continued employment of key management personnel;

                  WHEREAS, the Executive is currently the Chief Financial Officer of the Company with such duties as are customarily assigned by the chief executive officer of a company to individuals serving in such position, and such other senior level duties and responsibilities as may be specified by the Chief Executive Officer of the Company from time to time; and

                  WHEREAS, the Board has determined that appropriate steps should be taken to encourage the retention of key members of the Company's management, including the Executive;

                  NOW, THEREFORE, subject to approval by the United States Bankruptcy Court for the District of Delaware ("Bankruptcy Court Approval"), and in consideration of the premises and the mutual covenants herein contained, the Company and the Executive hereby agree as follows:

                   1. Defined Terms. The definitions of capitalized terms used in this Agreement are provided in the last Section hereof.

                   2. Term of Agreement. Subject to the provisions of Section
12.2 hereof, the Term of this Agreement shall commence on the date of Bankruptcy Court Approval and shall continue in effect through December 31, 2000; provided, however, that commencing on December 1, 1998 and each December 1 thereafter, the Term shall automatically be extended for one additional year unless, not later than June 30 immediately preceding each such December 1, the Company or the Executive shall have given notice to the other not to extend the Term.

                   3. Company's Covenants Summarized. In order to induce the Executive to remain in the employ of the Company and in consideration of the Executive's covenants set forth in Section 4 hereof, the Company agrees, under the conditions described herein, to pay the Executive the Severance Payments and other payments and benefits described herein. Except as provided in Section
9.1 hereof, no Severance Payments shall be payable under this Agreement unless there shall have been a termination of the Executive's employment with the Company during the Term. This Agreement shall not be construed as creating an express or implied contract of employment and, except as otherwise agreed in writing between the Executive and the Company, the Executive shall not have any right to be retained in the employ of the Company.

                   4. The Executive's Covenants. The Executive agrees that, subject to the terms and conditions of this Agreement, the Executive will remain in the employ of the Company until the earliest of (i) the date of the consummation of the Plan of Reorganization, plus, if requested by the Board, up to an additional 60 days beyond such date, (ii) the date of termination by the Executive of the Executive's employment for Good Reason or by reason of death, Disability or Retirement, or (iii) the termination by the Company of the Executive's employment for any reason.

                   5. Compensation Other Than Severance Payments.

                   5.1. During the Term, during any period that the Executive fails to perform the Executive's full-time duties with the Company as a result of incapacity due to physical or mental illness, the Company shall pay the Executive's full salary to the Executive at the rate in effect at the commencement of any such period, together with all compensation and benefits payable to the Executive under the terms of any compensation or benefit plan, program or arrangement maintained by the Company during such period, until the Executive's employment is terminated by the Company for Disability.

                   5.2. If the Executive's employment shall be terminated for any reason during the Term, the Company shall pay the Executive's full salary to the Executive through the Date of Termination at the rate in effect immediately prior to the Date of Termination or, if higher, the rate in effect immediately prior to the first occurrence of an event or circumstance constituting Good Reason, and the Executive shall become fully vested in all benefits provided under the Pension Plans, together with all compensation and benefits payable to the Executive through the Date of Termination under the terms of the Company's compensation and benefit plans, programs or arrangements as in effect immediately prior to the Date of Termination or, if more favorable to the Executive, as in effect immediately prior to the first occurrence of an event or circumstance constituting Good Reason.

                   6. Severance Payments.

                   6.1. Subject to Section 6.2 hereof, if the Executive's employment is terminated during the Term, other than (A) by the Company for Cause, (B) by reason of death or Disability, or (C) by the Executive without Good Reason, the Company shall pay the Executive the amounts, and provide the Executive the benefits, described in this Section 6.1 ("Severance Payments"), in addition to any payments and benefits to which the Executive is entitled under Section 5 hereof.

                                    (A) In lieu of any further salary payments
         to the Executive for periods subsequent to the Date of Termination and in lieu of any severance benefit otherwise payable to the Executive, the Company shall pay to the Executive a lump sum severance payment, in cash, equal to three times the sum of (i) the Executive's base salary as in effect immediately prior to the Date of Termination or, if higher, in effect immediately prior to the first occurrence of an event or circumstance constituting Good Reason, and (ii) the target bonus in effect, pursuant to any annual bonus or incentive plan maintained by the Company, for the fiscal year during which the Date of Termination occurs or, if higher, for the fiscal year during which first occurs an event or circumstance constituting Good Reason.

                                    (B) For the thirty-six (36) month period
         immediately following the Date of Termination, the Company shall arrange to provide the Executive and his dependents life, disability, accident and health insurance benefits substantially similar to those provided to the Executive and his dependents immediately prior to the Date of Termination or, if more favorable to the Executive, those provided to the Executive and his dependents immediately prior to the first occurrence of an event or circumstance constituting Good Reason, at no greater cost to the Executive than the cost to the Executive immediately prior to such date or occurrence; provided, however, that, unless the Executive consents to a different method (after taking into account the effect of such method on the calculation of "parachute payments" pursuant to Section 6.2 hereof), such health insurance benefits shall be provided through a third-party insurer. Benefits otherwise receivable by the Executive pursuant to this Section 6.1(B) shall be reduced to the extent benefits of the same type are received by or made available to the Executive during the thirty-six (36) month period following the Executive's termination of employment (and any such benefits received by or made available to the Executive shall be reported to the Company by the Executive); provided, however, that the Company shall reimburse the Executive for the excess, if any, of the cost of such benefits to the Executive over such cost immediately prior to the Date of Termination or, if more favorable to the Executive, the first occurrence of an event or circumstance constituting Good Reason. If the Severance Payments shall be decreased pursuant to Section 6.2 hereof, and the Section 6.1(B) benefits which remain payable after the application of Section 6. 2 hereof are thereafter reduced pursuant to the immediately preceding sentence, the Company shall, no later than five (5) business days following such reduction, pay to the Executive the least of (a) the amount of the decrease made in the Severance Payments pursuant to Section 6.2 hereof, (b) the amount of the subsequent reduction in these Section 6.1(B) benefits, or (c) the maximum amount which can be paid to the Executive without being, or causing any other payment to be, nondeductible by reason of Section 280G of the Code.

                                    (C) Notwithstanding any provision of any
         annual or long-term incentive plan to the contrary, the Company shall pay to the Executive a lump sum amount, in cash, equal to the sum of
         (i) any unpaid incentive compensation which has been allocated or awarded to the Executive for a completed fiscal year or other measuring period preceding the Date of Termination under any such plan and which, as of the Date of Termination, is contingent only upon the continued employment of the Executive to a subsequent date, and (ii) a pro rata portion to the Date of Termination of the aggregate value of all contingent incentive compensation awards to the Executive for all then uncompleted periods under any such plan, calculated as to each such award by multiplying the award that the Executive would have earned on the last day of the performance award period, assuming the achievement, at the target level, of the individual and corporate performance goals established with respect to such award, by the fraction obtained by dividing the number of full months and any fractional portion of a month during such performance award period through the Date of Termination by the total number of months contained in such performance award period.

                                    (D) In addition to the retirement benefits
         to which the Executive is entitled under the Pension Plans under
         Section 5.2 hereof, the Company shall pay the Executive a lump sum amount, in cash, equal to the excess of (i) the actuarial equivalent of the aggregate retirement pension (taking into account any early retirement subsidies associated therewith and determined as a straight life annuity commencing at the date (but in no event earlier than the third anniversary of the Date of Termination) as of which the actuarial equivalent of such annuity is greatest) which the Executive would have accrued under the terms of the Pension Plans, determined as if the Executive were fully vested thereunder and had accumulated (after the Date of Termination) thirty-six (36) additional months of service credit hereunder and had been credited under each Pension Plan during such period with compensation equal to the Executive's compensation (as defined in the Pension Plans) during the twelve (12) months immediately preceding the Date of Termination or, if higher, during the twelve months immediately prior to the first occurrence of an event or circumstance constituting Good Reason, over (ii) the actuarial equivalent of the aggregate retirement pension (taking into account any early retirement subsidies associated therewith and determined as a straight life annuity commencing at the date (but in no event earlier than the Date of Termination) as of which the actuarial equivalent of such annuity is greatest) which the Executive had accrued pursuant to the provisions of the Pension Plans as of the Date of Termination. For purposes of this Section 6.1(D), "actuarial equivalent" shall be determined using the same assumptions utilized under the Harvard Retirement Plan immediately prior to the Date of Termination or, if more favorable to the Executive, immediately prior to the first occurrence of an event or circumstance constituting Good Reason.

                                    (E) The Company shall provide the Executive
         with outplacement services suitable to the Executive's position for a period of three years or, if earlier, until the first acceptance by the Executive of an offer of employment; provided, however, that the Executive may elect to receive a lump sum cash payment, payable no later than the fifth day following the Date of Termination, in an amount equal to the value of one year of such services.

                   6.2. (A) Notwithstanding any other provisions of this Agreement, in the event that any portion of any payment or benefit received or to be received by the Executive in connection with his employment hereunder (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any Person whose actions result in a change in control for purposes of Section 280G of the Code or any Person affiliated with the Company or such Person) (all such payments and benefits, including the Severance Payments, being hereinafter called "Total Payments") would not be deductible (in whole or in part), by the Company, an affiliate or Person making such payment or providing such benefit as a result of Section 280G of the Code, then, to the extent necessary to make such portion of the Total Payments deductible (and after taking into account any reduction in the Total Payments provided by reason of Section 280G of the Code in such other plan, arrangement or agreement), the cash Severance Payments shall first be reduced (if necessary, to zero), and all other Severance Payments shall thereafter be reduced (if necessary, to zero); provided, however, that the Executive may elect to have the noncash Severance Payments reduced (or eliminated) prior to any reduction of the cash Severance Payments.

                           (B) For purposes of this limitation, (i) no portion
of the Total Payments the receipt or enjoyment of which the Executive shall have waived at such time and in such manner as not to constitute a "payment" within the meaning of Section 280G(b) of the Code shall be taken into account,
(ii) no portion of the Total Payments shall be taken into account which, in the opinion of tax counsel ("Tax Counsel") reasonably acceptable to the Executive and selected by the accounting firm which was, immediately prior to year for which the determination was made, the Company's independent auditor (the "Auditor"), does not constitute a "parachute payment" within the meaning of
Section 280G(b)(2) of the Code, including by reason of Section 280G(b)(4)(A) of the Code, (iii) the Severance Payments shall be reduced only to the extent necessary so that the Total Payments

(other than those referred to in clauses (i) or (ii)) in their entirety constitute reasonable compensation for services actually rendered within the meaning of Section 280G(b)(4)(B) of the Code or are otherwise not subject to disallowance as deductions by reason of Section 280G of the Code, in the opinion of Tax Counsel, and (iv) the value of any noncash benefit or nay deferred payment or benefit included in the Total Payments shall be determined by the Auditor in accordance with the principles of Sections 280G(d)(3) and (4) of the Code.

                           (C) If it is established pursuant to a final
determination of a court or an Internal Revenue Service proceeding that, notwithstanding the good faith of the Executive and the Company in applying the terms of this Section 6.2, the Total Payments paid to or for the Executive's benefit are in an amount that would result in any portion of such Total Payments being subject to the Excise Tax, then, if such repayment would result in (i) no portion of the remaining Total Payment's being subject to the Excise Tax and (ii) a dollar-for-dollar reduction in the Executive's taxable income and wages for purposes of federal, state and local income and employment taxes, the Executive shall have an obligation to pay the Company upon demand an amount equal to the sum of (i) the excess of the Total Payments paid to or for the Executive's benefit over the Total Payments that could have been paid to or for the Executive's benefit without any portion of such Total Payments being subject to the Excise Tax; and (ii) interest on the amount set forth in clause
(i) of this sentence at the rate provided in Section 1274(b)(2)(B) of the Code from the date of the Executive's receipt of such excess until the date of such payment.

                   6.3. The payments provided in subsections (A), (C) and (D) of Section 6.1 hereof shall be made not later than the fifth day following the Date of Termination; provided, however, that if the amounts of such payments, and the limitation on such payments set forth in Section 6.2 hereof, cannot be finally determined on or before such day, the Company shall pay to the Executive on such day an estimate, as determined in good faith by the Company of the minimum amount of such payments to which the Executive is clearly entitled and shall pay the remainder of such payments (together with interest on the unpaid remainder (or on all such payments to the extent the Company fails to make such payments when due) at 120% of the rate provided in Section 1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined but in no event later than the thirtieth (30th) day after the Date of Termination. In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Company to the Executive, payable on the fifth (5th ) business day after demand by the Company (together with interest at 120% of the rate provided in Section 1274(b)(2)(B) of the Code). At the time that payments are made under this Agreement, the Company shall provide the Executive with a written statement setting forth the manner in which such payments were calculated and the basis for such calculations including, without limitation, any opinions or other advice the Company has received from Tax Counsel, the Auditor or other advisors or consultants (and any such opinions or advice which are in writing shall be attached to the statement).

                   6.4. The Company also shall pay to the Executive all legal fees and expenses incurred by the Executive in disputing in good faith any issue hereunder relating to the termination of the Executive's employment, in seeking in good faith to obtain or enforce any benefit or right provided by this Agreement or in connection with any tax audit or proceeding to the extent attributable to the application of Section 4999 of the Code to any payment or benefit provided hereunder. Such payments shall be made within five (5) business days after delivery of the Executive's written requests for payment accompanied with such evidence of fees and expenses incurred as the Company reasonably may require.

                   7. Termination Procedures and Compensation During Dispute.

                   7.1. Notice of Termination. Any purported termination of the Executive's employment (other than by reason of death) shall be communicated by written Notice of Termination from one party hereto to the other party hereto in accordance with Section 10 hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated. Further, a Notice of Termination for Cause is required to include a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Board at a meeting of the Board which was called and held for the purpose of considering such termination (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's counsel, to be heard before the Board), which resolution reflects the written concurrence of both the Chief Executive Officer of the Company and of the Chief Operating Officer of the Company (provided that if the Chief Executive Officer of the Company is not then John Adams, the required concurrence shall be that of the Chairman of the Board and the Chief Executive Officer of the Company), finding that, in the good faith opinion of the Board, the Executive was guilty of conduct set forth in clause (i) or (ii) of the definition of Cause herein, and specifying the particulars thereof in detail.

                   7.2. Date of Termination. "Date of Termination," with respect to any purported termination of the Executive's employment during the Term, shall mean (i) if the Executive's employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that he Executive shall not have returned to the full-time performance of the Executive's duties during such thirty (30) day period), and (ii) if the Executive's employment is terminated for any other reason, the date specified in the Notice of Termination (which, in the case of a termination by the Company, shall not be less than thirty(30) days (except in the case of a termination for Cause) and, in the case of a termination for Cause) and, in the case of a termination by the Executive, shall not be less than fifteen (15) days nor more than sixty
(60) days, respectively, from the date such Notice of Termination is given).

                   7.3. Dispute Concerning Termination. If within fifteen (15) days after any Notice of Termination is given, or, if later, prior to the Date of Termination (as determined without regard to this Section 7.3), the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be extended until the earlier of (i) the date on which the Term ends or (ii) the date on which the dispute is finally resolved, either by mutual written agreement of the parties or by a final judgment, order or decree of an arbitrator or a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected); provided, however, that the Date of Termination shall be extended by a notice of dispute given by the Executive only if such notice is given in good faith and the Executive pursues the resolution of such dispute with reasonable diligence.

                   7.4. Compensation During Dispute. If a purported termination occurs during the Term and the Date of Termination is extended in accordance with Section 7.3 hereof, the Company shall continue to pay the Executive the full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, salary) and continue the Executive as a participant in all compensation, benefit and insurance plans in which the Executive was participating when the notice giving rise to the dispute was given, until the Date of Termination, as determined in accordance with Section
7.3 hereof. Amounts paid under this Section 7.4 are in addition to all other amounts due under this Agreement (other than those due under Section 5.2 hereof) and shall not be offset against or reduce any other amounts due under this Agreement.

                   8. No Mitigation. The Company agrees that, if the Executive's employment with the Company terminates during the Term, the Executive is not required to seek other employment or to attempt in any way to reduce any amounts payable to the Executive by the Company pursuant to Section 6 hereof or Section 7.4 hereof. Further, the amount of any payment or benefit provided for in this Agreement (other than 6.1(B) hereof) shall not be reduced by any compensation earned by the Executive as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by the Executive to the Company, or otherwise.

                   9. Successors; Binding Agreement.

                   9.1. In addition to any obligations imposed by law upon any successor to the Company, the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Company in the same amount and on the same terms as the Executive would be entitled to hereunder if the Executive were to terminate the Executive's employment for Good Reason, except that, for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination.

                   9.2. This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive shall due while any amount would still be payable to the Executive hereunder (other than amounts which, by their terms, terminates upon the death of the Executive) if the Executive had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the executors, personal representatives or administrators of the Executive's estate.

                   10. Notices. For the purpose of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed, if to the Executive, to the address inserted below the Executive's signature on the final page hereof and, if to the Company, to the address set forth below, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon actual receipt:

                           To the Company:

                           Harvard Industries, Inc.
                           2502 North Rocky Point Drive, Suite 960
                           Tampa, Florida 33607

                           Attention:  General Counsel

                   11. Miscellaneous. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Executive and such officer as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or of any lack of compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. Upon Bankruptcy Court Approval, this Agreement supersedes any and all other agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof which have been made by either party. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware. All references to sections of the Exchange Act or the Code shall be deemed also to refer to any successor provisions to such sections. Any payments provided for hereunder shall be paid net of any applicable withholding required under federal, state or local law and any additional withholding to which the Executive has agreed. The obligations of the Company and the Executive under this Agreement which by their nature may require either partial or total performance after the expiration of the Term (including, without limitation, those under Sections 6 and 7 hereof) shall survive such expiration.

                   12. Validity; Pooling.

                   12.1. Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

                   12.2. Pooling. In the event that the Company is party to a transaction which is otherwise intended to qualify for "pooling of interests" accounting treatment then (A) this Agreement shall, to the extent practicable, be interpreted so as to permit such accounting treatment, and (B) to the extent that the application of clause (A) of this Section 12.2 does not preserve the availability of such accounting treatment, then, to the extent that any provision of the Agreement, disqualifies the transaction as a "pooling" transaction (including, if applicable, the entire Agreement), such provision shall be null and void as of the date hereof. All determinations under this
Section 12.2 shall be made by the accounting firm whose opinion with respect to "pooling of interests" is required as a condition to the consummation of such transaction.

                   13. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

                   14. Settlement of Disputes; Arbitration.

                   14.1. All claims by the Executive for benefits under this Agreement shall be directed to and determined by the Committee and shall be in writing. Any denial by the Committee of a claim for benefits under this Agreement shall be delivered to the Executive in writing and shall set forth the specific reasons for the denial and the specific provisions of this Agreement relied upon. The Committee shall afford a reasonable opportunity to the Executive for a review of the decision denying a claim and shall further allow the Executive to appeal to the Committee a decision of the Committee within sixty (60) days after notification by the Committee that the Executive's claim has been denied.

                   14.2. Any further dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in Tampa, Florida, in accordance with the rules of the American Arbitration Association then in effect; provided, however, that the evidentiary standards set forth in this Agreement shall apply. Judgment may be entered on the arbitrator's award in any court having jurisdiction. Notwithstanding any provision of this Agreement to the contrary, the Executive shall be entitled to seek specific performance of the Executive's right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

                   15. Definitions. For purposes of this Agreement, the following terms shall have the meanings indicated below:

                  (A) "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

                  (B) "Auditor" shall have the meaning set forth in Section 6.2 hereof.

                  (C) "Bankruptcy Court Approval" shall have the meaning set forth on the first page of this Agreement.

                  (D) "Base Amount" shall have the meaning set forth in Section 280G(b)(3) of the Code.

                  (E) "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

                  (F) "Board" shall mean the Board of Directors of the Company.

                  (G) "Cause" for termination by the Company of the Executive's employment shall mean (i) the willful and continued failure by the Executive to substantially perform the Executive's duties with the Company (other than any such failure resulting from the Executive's incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a Notice of Termination for Good Reason by the Executive pursuant to Section
7.1 hereof) after a written demand for substantial performance is delivered to the Executive by the Board, which demand (a) specifically identifies the manner in which the Board believes that the Executive has not substantially performed the Executive's duties, and (b) contains the written concurrence of both the Chief Executive Officer of the Company and of the Chief Operating Officer of the Company with the conclusions of the Board; provided, however, that if the Chief Executive Officer of the Company is not then John Adams, the required concurrence shall be that of the Chairman of the Board and the Chief Executive Officer of the Company, or (ii) the willful engaging by the Executive in conduct which is demonstrably and materially injurious to the Company or its subsidiaries, monetarily or otherwise. For purposes of clauses (i) and (ii) of this definition (x) no act, or failure to act, on the Executive's part shall be deemed "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the Executive's act, or failure to act, was in the best interest of the Company and (y) in the event of a dispute concerning the application of this provision, no claim by the Company that Cause exists shall be given effect unless the Company establishes to the Committee by clear and convincing evidence that Cause exists.

                  (H) "Code shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  (I) "Committee" shall mean (i) the individuals (not fewer than three in number) who constitute the Compensation Committee of the Board, plus (ii) in the event that fewer than three individuals are available from the group specified in clause (i) above for any reason, such individuals as may be appointed by the individual or individuals so available (including for this purpose any individual or individuals previously so appointed under this clause
(ii)); provided, however, that the maximum number of individuals constituting the Committee shall not exceed five.

                  (J) "Company" shall mean Harvard Industries, Inc., shall include any successor to its business and/or assets which assumes and agrees to perform this Agreement by operation of law, or otherwise.

                  (K) "Date of Termination" shall have the meaning set forth in
Section 7.2 hereof.

                  (L) "Disability" shall be deemed the reason for the termination by the Company of the Executive's employment, if, as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been absent from the full-time performance of the Executive's duties with the Company for a period of six (6) consecutive months, the Company shall have given the Executive a Notice of Termination for Disability, and, within thirty (30) days after such Notice of Termination is given, the Executive shall not have returned to the full-time performance of the Executive's duties.

                  (M) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                  (N) "Executive" shall mean the individual named in the first paragraph of this Agreement.

                  (O) "Good Reason" for termination by the Executive of the Executive's employment shall mean either (x) the occurrence during the Term of the consummation of a Plan of Reorganization and if requested by the Board, the performance of services by the Executive for up to 60 days following the consummation of the Plan of Reorganization, or (y) the occurrence (without the Executive's express written consent) after November 15, 1997 of any one of the following acts by the Company, or failures by the Company to act, unless, in the case of any act or failure to act described in paragraph (I), (V) or (VII) below, such act or failure to act is corrected prior to the Date of Termination specified in the Notice of Termination given in respect thereof:

                           (I) the assignment to the Executive of any duties
                  materially inconsistent with the Executive's position as the Chief Financial Officer of the Company with the duties and responsibilities set forth in the second recital to this Agreement, or a substantial adverse alteration in the nature of the Executive's responsibilities from those in effect immediately prior to November 15, 1997, provided that the appointment of Roger Pollazzi and the substitution of Roger Pollazzi as the person to whom the Executive shall report may not, in and of itself, be a basis for an assertion by the Executive that the provisions of this paragraph (I) have been triggered;

                           (II) a reduction by the Company in the Executive's
                  annual base salary as in effect on November 15, 1997, or as the same may be increased from time to time except for across-the-board salary reductions similarly affecting all senior executives of the Company and all senior executives of any Person in control of the Company;

                           (III) the relocation of the Executive's principal
                  place of employment to a location more than 35 miles from the Executive's principal place of employment on November 15, 1997 or the Company's requiring the Executive to be based anywhere other than such principal place of employment (or permitted relocation thereof) except for required travel on the Company's business to an extent substantially consistent with the Executive's present business travel obligations, provided that no relocation of the Executive's principal place of employment shall be a basis for an assertion by the Executive that an event of Good Reason has occurred if mutually agreeable relocation benefits have been provided;

                           (IV) the failure by the Company, after November 15,
                  1997, to pay to the Executive any portion of the Executive's compensation except pursuant to an across-the-board compensation deferral similarly affecting all senior executives of the Company and all senior executives of any Person in control of the Company, or to pay to the Executive any portion of an installment of deferred compensation under any deferred compensation program of the Company, within seven (7) days of the date such compensation is due;

                           (V) the failure by the Company to continue in effect
                  any compensation plan in which the Executive participates on November 15, 1997 which is material to the Executive's total compensation, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue the Executive's participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount or timing of payment of benefits provided and the level of the Executive's participation relative to other participants, as existed immediately prior to November 15, 1997;

                           (VI) the failure by the Company to continue to
                  provide the Executive with benefits substantially similar to those enjoyed by the Executive under any of the Company's pension, savings, life insurance, medical, health and accident, or disability plans on which the Executive was participating immediately prior to November 15, 1997 (except for across-the-board changes similarly affecting all senior executives of the Company and all senior executives of any Person in control of the Company), the taking of any other action by the Company which would directly or indirectly materially reduce any of such benefits or deprive the Executive of any material fringe benefit enjoyed by the

                  Executive on the date of Bankruptcy Court Approval, or the failure by the Company to provide the Executive with the number of paid vacation days to which the Executive is entitled on the basis of years of service with the Company in accordance with the Company's normal vacation policy in effect on the date of Bankruptcy Court Approval; or

                           (VII) any purported termination of the Executive's
                  employment which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 7.1 hereof; for purposes of this Agreement, no such purported termination shall be effective.

                  The Executive's right to terminate the Executive's employment for Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness. The executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting Good Reason hereunder.

                  For purposes of any determination regarding the existence of Good Reason, any claim by the Executive that Good Reason exists shall be presumed to be correct unless the Company establishes to the Committee by clear and convincing evidence that Good Reason does not exist.

                  (P) "Notice of Termination" shall have the meaning set forth in Section 7.1 hereof.

                  (Q) "Pension Plans" shall mean the Harvard Retirement Plan, the Harvard Industries, Inc. Nonqualified ERISA Excess Benefit Plan, effective January 1, 1995, in the form annexed as Exhibit A hereto, and the Harvard Industries, Inc. Nonqualified Additional Credited Service Plan, effective January 1, 1995, in the form annexed as Exhibit B hereto (the "Additional Credited Service Plan") in each of which the Executive shall be treated as participating throughout the Term (with no alterations to the determination of "Adjusted Retirement Income" to be permitted under Section 3.1(4) of the Additional Credited Service Plan, notwithstanding the discretion afforded under such Section 3.1(4), with no amendments to such plans which are adverse to the Executive being taken into account without his written consent, and without regard to Section 3.1(5) of the Additional Credited Service Plan) regardless of whether such plans are continued during the Term or after the Plan of Reorganization, and regardless of whether any action which is required to have been, or to be, taken in order for the Executive to be designated as a participant has in fact been, or is hereafter taken.

                  (R) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such terms shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

                  (S) "Plan of Reorganization" shall mean the final Joint Plan of Reorganization as proposed by the Company and approved by the United States Bankruptcy Court for the District of Delaware, as the same may be amended from time to time.

                  (T) "Retirement" shall be deemed the reason for the termination by the Executive of the Executive's employment if such employment is terminated on or after his normal retirement date in accordance with the Company's retirement policy generally applicable to its salaried employees.

                  (U) "Severance Payments" shall have the meaning set forth in
Section 6.1 hereof.

                  (V) "Tax Counsel" shall have the meaning set forth in Section
6.2 hereof.

                  (W) "Term" shall mean the period of time described in Section 2 hereof (taking into account any extension, continuation or termination described herein).

                  (X) "Total Payments" shall mean those payments se described in Section 6.2 hereof.

                                      HARVARD INDUSTRIES, INC.



                                      By:
                                        ---------------------------
                                       Name:
                                       Title:



                                      ---------------------------
                                       Joseph J. Gagliardi

                                     Address:
                                     1560 Gulf Boulevard #503
                                     Clearwater, FL 34630

                              SEVERANCE AGREEMENT



                  THIS AGREEMENT, dated                  , 1997, is made by and
between Harvard Industries, Inc., a Florida corporation (the "Company"), and Roger L. Burtraw (the "Executive").

                  WHEREAS, the Company considers it essential to the best interests of its stockholders and creditors to foster the continued employment of key management personnel;

                  WHEREAS, the Executive is currently the President of the Company reporting to the Chief Executive Officer of the Company with such duties as are customarily assigned by the chief executive officer of a company to individuals serving in such position, and such other senior level duties and responsibilities as may be specified by the Chief Executive Officer of the Company from time to time; and

                  WHEREAS, the Board has determined that appropriate steps should be taken to encourage the retention of key members of the Company's management, including the Executive;

                  NOW, THEREFORE, subject to approval by the United States Bankruptcy Court for the District of Delaware ("Bankruptcy Court Approval"), and in consideration of the premises and the mutual covenants herein contained, the Company and the Executive hereby agree as follows:

                   1. Defined Terms. The definitions of capitalized terms used in this Agreement are provided in the last Section hereof.

                   2. Term of Agreement. Subject to the provisions of Section
12.2 hereof, the Term of this Agreement shall commence on the date of Bankruptcy Court Approval and shall continue in effect through December 31, 2000; provided, however, that commencing on December 1, 1998 and each December 1 thereafter, the Term shall automatically be extended for one additional year unless, not later than June 30 immediately preceding each such December 1, the Company or the Executive shall have given notice to the other not to extend the Term.

                   3. Company's Covenants Summarized. In order to induce the Executive to remain in the employ of the Company and in consideration of the Executive's covenants set forth in Section 4 hereof, the Company agrees, under the conditions described herein, to pay the Executive the Severance Payments and other payments and benefits described herein. Except as provided in Section
9.1 hereof, no Severance Payments shall be payable under this Agreement unless there shall have been a termination of the Executive's employment with the Company during the Term. This Agreement shall not be construed as creating an express or implied contract of employment and, except as otherwise agreed in writing between the Executive and the Company, the Executive shall not have any right to be retained in the employ of the Company.

                   4. The Executive's Covenants. The Executive agrees that, subject to the terms and conditions of this Agreement, the Executive will remain in the employ of the Company until the earliest of (i) the date of the consummation of the Plan of Reorganization, plus, if requested by the Board, up to an additional 60 days beyond such date, (ii) the date of termination by the Executive of the Executive's employment for Good Reason or by reason of death, Disability or Retirement, or (iii) the termination by the Company of the Executive's employment for any reason.

                   5. Compensation Other Than Severance Payments.

                   5.1. During the Term, during any period that the Executive fails to perform the Executive's full-time duties with the Company as a result of incapacity due to physical or mental illness, the Company shall pay the Executive's full salary to the Executive at the rate in effect at the commencement of any such period, together with all compensation and benefits payable to the Executive under the terms of any compensation or benefit plan, program or arrangement maintained by the Company during such period, until the Executive's employment is terminated by the Company for Disability.

                   5.2. If the Executive's employment shall be terminated for any reason during the Term, the Company shall pay the Executive's full salary to the Executive through the Date of Termination at the rate in effect immediately prior to the Date of Termination or, if higher, the rate in effect immediately prior to the first occurrence of an event or circumstance constituting Good Reason, and the Executive shall become fully vested in all benefits provided under the Pension Plans, together with all compensation and benefits payable to the Executive through the Date of Termination under the terms of the Company's compensation and benefit plans, programs or arrangements as in effect immediately prior to the Date of Termination or, if more favorable to the Executive, as in effect immediately prior to the first occurrence of an event or circumstance constituting Good Reason.

                   6. Severance Payments.

                   6.1. Subject to Section 6.2 hereof, if the Executive's employment is terminated during the Term, other than (A) by the Company for Cause, (B) by reason of death or Disability, or (C) by the Executive without Good Reason, the Company shall pay the Executive the amounts, and provide the Executive the benefits, described in this Section 6.1 ("Severance

Payments"), in addition to any payments and benefits to which the Executive is entitled under Section 5 hereof.

                                    (A) In lieu of any further salary payments
         to the Executive for periods subsequent to the Date of Termination and in lieu of any severance benefit otherwise payable to the Executive, the Company shall pay to the Executive a lump sum severance payment, in cash, equal to three times the sum of (i) the Executive's base salary as in effect immediately prior to the Date of Termination or, if higher, in effect immediately prior to the first occurrence of an event or circumstance constituting Good Reason, and (ii) the target bonus in effect, pursuant to any annual bonus or incentive plan maintained by the Company, for the fiscal year during which the Date of Termination occurs or, if higher, for the fiscal year during which first occurs an event or circumstance constituting Good Reason.

                                    (B) For the thirty-six (36) month period
         immediately following the Date of Termination, the Company shall arrange to provide the Executive and his dependents life, disability, accident and health insurance benefits substantially similar to those provided to the Executive and his dependents immediately prior to the Date of Termination or, if more favorable to the Executive, those provided to the Executive and his dependents immediately prior to the first occurrence of an event or circumstance constituting Good Reason, at no greater cost to the Executive than the cost to the Executive immediately prior to such date or occurrence; provided, however, that, unless the Executive consents to a different method (after taking into account the effect of such method on the calculation of "parachute payments" pursuant to Section 6.2 hereof), such health insurance benefits shall be provided through a third-party insurer. Benefits otherwise receivable by the Executive pursuant to this Section 6.1(B) shall be reduced to the extent benefits of the same type are received by or made available to the Executive during the thirty-six (36) month period following the Executive's termination of employment (and any such benefits received by or made available to the Executive shall be reported to the Company by the Executive); provided, however, that the Company shall reimburse the Executive for the excess, if any, of the cost of such benefits to the Executive over such cost immediately prior to the Date of Termination or, if more favorable to the Executive, the first occurrence of an event or circumstance constituting Good Reason. If the Severance Payments shall be decreased pursuant to Section 6.2 hereof, and the Section 6.1(B) benefits which remain payable after the application of Section 6. 2 hereof are thereafter reduced pursuant to the immediately preceding sentence, the Company shall, no later than five (5) business days following such reduction, pay to the Executive the least of (a) the amount of the decrease made in the Severance

         Payments pursuant to Section 6.2 hereof, (b) the amount of the subsequent reduction in these Section 6.1(B) benefits, or (c) the maximum amount which can be paid to the Executive without being, or causing any other payment to be, nondeductible by reason of Section 280G of the Code.

                                    (C) Notwithstanding any provision of any
         annual or long-term incentive plan to the contrary, the Company shall pay to the Executive a lump sum amount, in cash, equal to the sum of
         (i) any unpaid incentive compensation which has been allocated or awarded to the Executive for a completed fiscal year or other measuring period preceding the Date of Termination under any such plan and which, as of the Date of Termination, is contingent only upon the continued employment of the Executive to a subsequent date, and (ii) a pro rata portion to the Date of Termination of the aggregate value of all contingent incentive compensation awards to the Executive for all then uncompleted periods under any such plan, calculated as to each such award by multiplying the award that the Executive would have earned on the last day of the performance award period, assuming the achievement, at the target level, of the individual and corporate performance goals established with respect to such award, by the fraction obtained by dividing the number of full months and any fractional portion of a month during such performance award period through the Date of Termination by the total number of months contained in such performance award period.

                                    (D) In addition to the retirement benefits
         to which the Executive is entitled under the Pension Plans under
         Section 5.2 hereof, the Company shall pay the Executive a lump sum amount, in cash, equal to the excess of (i) the actuarial equivalent of the aggregate retirement pension (taking into account any early retirement subsidies associated therewith and determined as a straight life annuity commencing at the date (but in no event earlier than the third anniversary of the Date of Termination) as of which the actuarial equivalent of such annuity is greatest) which the Executive would have accrued under the terms of the Pension Plans, determined as if the Executive were fully vested thereunder and had accumulated (after the Date of Termination) thirty-six (36) additional months of service credit hereunder and had been credited under each Pension Plan during such period with compensation equal to the Executive's compensation (as defined in the Pension Plans) during the twelve (12) months immediately preceding the Date of Termination or, if higher, during the twelve months immediately prior to the first occurrence of an event or circumstance constituting Good Reason, over (ii) the actuarial equivalent of the aggregate retirement pension (taking into account any early retirement subsidies associated therewith and determined as a straight life annuity commencing at the date (but in no event earlier than the Date of Termination) as of which the actuarial equivalent of such annuity is greatest) which the Executive had accrued pursuant to the provisions of the Pension Plans as of the Date of Termination. For purposes of this Section 6.1(D), "actuarial equivalent" shall be determined using the same assumptions utilized under the Harvard Retirement Plan immediately prior to the Date of Termination or, if more favorable to the Executive, immediately prior to the first occurrence of an event or circumstance constituting Good Reason.

                                    (E) The Company shall provide the Executive
         with outplacement services suitable to the Executive's position for a period of three years or, if earlier, until the first acceptance by the Executive of an offer of employment; provided, however, that the Executive may elect to receive a lump sum cash payment, payable no later than the fifth day following the Date of Termination, in an amount equal to the value of one year of such services.

                   6.2. (A) Notwithstanding any other provisions of this Agreement, in the event that any portion of any payment or benefit received or to be received by the Executive in connection with his employment hereunder (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any Person whose actions result in a change in control for purposes of Section 280G of the Code or any Person affiliated with the Company or such Person) (all such payments and benefits, including the Severance Payments, being hereinafter called "Total Payments") would not be deductible (in whole or in part), by the Company, an affiliate or Person making such payment or providing such benefit as a result of Section 280G of the Code, then, to the extent necessary to make such portion of the Total Payments deductible (and after taking into account any reduction in the Total Payments provided by reason of Section 280G of the Code in such other plan, arrangement or agreement), the cash Severance Payments shall first be reduced (if necessary, to zero), and all other Severance Payments shall thereafter be reduced (if necessary, to zero); provided, however, that the Executive may elect to have the noncash Severance Payments reduced (or eliminated) prior to any reduction of the cash Severance Payments.

                           (B) For purposes of this limitation, (i) no portion
of the Total Payments the receipt or enjoyment of which the Executive shall have waived at such time and in such manner as not to constitute a "payment" within the meaning of Section 280G(b) of the Code shall be taken into account,
(ii) no portion of the Total Payments shall be taken into account which, in the opinion of tax counsel ("Tax Counsel") reasonably acceptable to the Executive and selected by the accounting firm which was, immediately prior to year for which the determination was made, the Company's independent auditor (the "Auditor"), does not constitute a "parachute payment" within the meaning of Section

280G(b)(2) of the Code, including by reason of Section 280G(b)(4)(A) of the Code, (iii) the Severance Payments shall be reduced only to the extent necessary so that the Total Payments (other than those referred to in clauses
(i) or (ii)) in their entirety constitute reasonable compensation for services actually rendered within the meaning of Section 280G(b)(4)(B) of the Code or are otherwise not subject to disallowance as deductions by reason of Section 280G of the Code, in the opinion of Tax Counsel, and (iv) the value of any noncash benefit or nay deferred payment or benefit included in the Total Payments shall be determined by the Auditor in accordance with the principles of Sections 280G(d)(3) and (4) of the Code.

                           (C) If it is established pursuant to a final
determination of a court or an Internal Revenue Service proceeding that, notwithstanding the good faith of the Executive and the Company in applying the terms of this Section 6.2, the Total Payments paid to or for the Executive's benefit are in an amount that would result in any portion of such Total Payments being subject to the Excise Tax, then, if such repayment would result in (i) no portion of the remaining Total Payment's being subject to the Excise Tax and (ii) a dollar-for-dollar reduction in the Executive's taxable income and wages for purposes of federal, state and local income and employment taxes, the Executive shall have an obligation to pay the Company upon demand an amount equal to the sum of (i) the excess of the Total Payments paid to or for the Executive's benefit over the Total Payments that could have been paid to or for the Executive's benefit without any portion of such Total Payments being subject to the Excise Tax; and (ii) interest on the amount set forth in clause
(i) of this sentence at the rate provided in Section 1274(b)(2)(B) of the Code from the date of the Executive's receipt of such excess until the date of such payment.

                   6.3. The payments provided in subsections (A), (C) and (D) of Section 6.1 hereof shall be made not later than the fifth day following the Date of Termination; provided, however, that if the amounts of such payments, and the limitation on such payments set forth in Section 6.2 hereof, cannot be finally determined on or before such day, the Company shall pay to the Executive on such day an estimate, as determined in good faith by the Company of the minimum amount of such payments to which the Executive is clearly entitled and shall pay the remainder of such payments (together with interest on the unpaid remainder (or on all such payments to the extent the Company fails to make such payments when due) at 120% of the rate provided in Section 1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined but in no event later than the thirtieth (30th) day after the Date of Termination. In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Company to the Executive, payable on the fifth (5th ) business day after demand by the Company (together with interest at 120% of the rate provided in Section 1274(b)(2)(B) of the Code). At the time that payments are made under this Agreement, the Company shall provide the Executive with a written statement setting forth the manner in which such payments were calculated and the basis for such calculations including, without limitation, any opinions or other advice the Company has received from Tax Counsel, the Auditor or other advisors or consultants (and any such opinions or advice which are in writing shall be attached to the statement).

                   6.4. The Company also shall pay to the Executive all legal fees and expenses incurred by the Executive in disputing in good faith any issue hereunder relating to the termination of the Executive's employment, in seeking in good faith to obtain or enforce any benefit or right provided by this Agreement or in connection with any tax audit or proceeding to the extent attributable to the application of Section 4999 of the Code to any payment or benefit provided hereunder. Such payments shall be made within five (5) business days after delivery of the Executive's written requests for payment accompanied with such evidence of fees and expenses incurred as the Company reasonably may require.

                   7. Termination Procedures and Compensation During Dispute.

                   7.1. Notice of Termination. Any purported termination of the Executive's employment (other than by reason of death) shall be communicated by written Notice of Termination from one party hereto to the other party hereto in accordance with Section 10 hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated. Further, a Notice of Termination for Cause is required to include a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Board at a meeting of the Board which was called and held for the purpose of considering such termination (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's counsel, to be heard before the Board), which resolution reflects the written concurrence of both the Chief Executive Officer of the Company and of the Chief Operating Officer of the Company (provided that if the Chief Executive Officer of the Company is not then John Adams, the required concurrence shall be that of the Chairman of the Board and the Chief Executive Officer of the Company), finding that, in the good faith opinion of the Board, the Executive was guilty of conduct set forth in clause (i) or (ii) of the definition of Cause herein, and specifying the particulars thereof in detail.

                   7.2. Date of Termination. "Date of Termination," with respect to any purported termination of the Executive's employment during the Term, shall mean (i) if the Executive's employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that he Executive shall not have returned to the full-time performance of the Executive's duties during such thirty (30) day period), and
(ii) if the Executive's employment is terminated for any other reason, the date specified in the Notice of Termination (which, in the case of a termination by the Company, shall not be less than thirty(30) days (except in the case of a termination for Cause) and, in the case of a termination for Cause) and, in the case of a termination by the Executive, shall not be less than fifteen (15) days nor more than sixty (60) days, respectively, from the date such Notice of Termination is given).

                   7.3. Dispute Concerning Termination. If within fifteen (15) days after any Notice of Termination is given, or, if later, prior to the Date of Termination (as determined without regard to this Section 7.3), the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be extended until the earlier of (i) the date on which the Term ends or (ii) the date on which the dispute is finally resolved, either by mutual written agreement of the parties or by a final judgment, order or decree of an arbitrator or a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected); provided, however, that the Date of Termination shall be extended by a notice of dispute given by the Executive only if such notice is given in good faith and the Executive pursues the resolution of such dispute with reasonable diligence.

                   7.4. Compensation During Dispute. If a purported termination occurs during the Term and the Date of Termination is extended in accordance with Section 7.3 hereof, the Company shall continue to pay the Executive the full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, salary) and continue the Executive as a participant in all compensation, benefit and insurance plans in which the Executive was participating when the notice giving rise to the dispute was given, until the Date of Termination, as determined in accordance with Section
7.3 hereof. Amounts paid under this Section 7.4 are in addition to all other amounts due under this Agreement (other than those due under Section 5.2 hereof) and shall not be offset against or reduce any other amounts due under this Agreement.

                   8. No Mitigation. The Company agrees that, if the Executive's employment with the Company terminates during the Term, the Executive is not required to seek other employment or to attempt in any way to reduce any amounts payable to the Executive by the Company pursuant to Section 6 hereof or Section 7.4 hereof. Further, the amount of any payment or benefit provided for in this Agreement (other than 6.1(B) hereof) shall not be reduced by any compensation earned by the Executive as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by the Executive to the Company, or otherwise.

                   9. Successors; Binding Agreement.

                   9.1. In addition to any obligations imposed by law upon any successor to the Company, the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Company in the same amount and on the same terms as the Executive would be entitled to hereunder if the Executive were to terminate the Executive's employment for Good Reason, except that, for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination.

                   9.2. This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive shall due while any amount would still be payable to the Executive hereunder (other than amounts which, by their terms, terminates upon the death of the Executive) if the Executive had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the executors, personal representatives or administrators of the Executive's estate.

                   10. Notices. For the purpose of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed, if to the Executive, to the address inserted below the Executive's signature on the final page hereof and, if to the Company, to the address set forth below, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon actual receipt:

                           To the Company:

                           Harvard Industries, Inc.
                           2502 North Rocky Point Drive, Suite 960
                           Tampa, Florida 33607

                           Attention:  General Counsel

                   11. Miscellaneous. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Executive and such officer as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or of any lack of compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. Upon Bankruptcy Court Approval, this Agreement supersedes any and all other agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof which have been made by either party. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware. All references to sections of the Exchange Act or the Code shall be deemed also to refer to any successor provisions to such sections. Any payments provided for hereunder shall be paid net of any applicable withholding required under federal, state or local law and any additional withholding to which the Executive has agreed. The obligations of the Company and the Executive under this Agreement which by their nature may require either partial or total performance after the expiration of the Term (including, without limitation, those under Sections 6 and 7 hereof) shall survive such expiration.

                   12. Validity; Pooling.

                   12.1. Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

                   12.2. Pooling. In the event that the Company is party to a transaction which is otherwise intended to qualify for "pooling of interests" accounting treatment then (A) this Agreement shall, to the extent practicable, be interpreted so as to permit such accounting treatment, and (B) to the extent that the application of clause (A) of this Section 12.2 does not preserve the availability of such accounting treatment, then, to the extent that any provision of the Agreement, disqualifies the transaction as a "pooling" transaction (including, if applicable, the entire Agreement), such provision shall be null and void as of the date hereof. All determinations under this
Section 12.2 shall be made by the accounting firm whose opinion with respect to "pooling of interests" is required as a condition to the consummation of such transaction.

                   13. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

                   14. Settlement of Disputes; Arbitration.

                   14.1. All claims by the Executive for benefits under this Agreement shall be directed to and determined by the Committee and shall be in writing. Any denial by the Committee of a claim for benefits under this Agreement shall be delivered to the Executive in writing and shall set forth the specific reasons for the denial and the specific provisions of this Agreement relied upon. The Committee shall afford a reasonable opportunity to the Executive for a review of the decision denying a claim and shall further allow the Executive to appeal to the Committee a decision of the Committee within sixty (60) days after notification by the Committee that the Executive's claim has been denied.

                   14.2. Any further dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in Tampa, Florida, in accordance with the rules of the American Arbitration Association then in effect; provided, however, that the evidentiary standards set forth in this Agreement shall apply. Judgment may be entered on the arbitrator's award in any court having jurisdiction. Notwithstanding any provision of this Agreement to the contrary, the Executive shall be entitled to seek specific performance of the Executive's right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

                   15. Definitions. For purposes of this Agreement, the following terms shall have the meanings indicated below:

                  (A) "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

                  (B) "Auditor" shall have the meaning set forth in Section 6.2 hereof.

                  (C) "Bankruptcy Court Approval" shall have the meaning set forth on the first page of this Agreement.

                  (D) "Base Amount" shall have the meaning set forth in Section 280G(b)(3) of the Code.

                  (E) "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

                  (F) "Board" shall mean the Board of Directors of the Company.

                  (G) "Cause" for termination by the Company of the Executive's employment shall mean (i) the willful and continued failure by the Executive to substantially perform the Executive's duties with the Company (other than any such failure resulting from the Executive's incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a Notice of Termination for Good Reason by the Executive pursuant to Section
7.1 hereof) after a written demand for substantial performance is delivered to the Executive by the Board, which demand (a) specifically identifies the manner in which the Board believes that the Executive has not substantially performed the Executive's duties, and (b) contains the written concurrence of both the Chief Executive Officer of the Company and of the Chief Operating Officer of the Company with the conclusions of the Board; provided, however, that if the Chief Executive Officer of the Company is not then John Adams, the required concurrence shall be that of the Chairman of the Board and the Chief Executive Officer of the Company, or (ii) the willful engaging by the Executive in conduct which is demonstrably and materially injurious to the Company or its subsidiaries, monetarily or otherwise. For purposes of clauses (i) and (ii) of this definition (x) no act, or failure to act, on the Executive's part shall be deemed "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the Executive's act, or failure to act, was in the best interest of the Company and (y) in the event of a dispute concerning the application of this provision, no claim by the Company that Cause exists shall be given effect unless the Company establishes to the Committee by clear and convincing evidence that Cause exists.

                  (H) "Code shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  (I) "Committee" shall mean (i) the individuals (not fewer than three in number) who constitute the Compensation Committee of the Board, plus (ii) in the event that fewer than three individuals are available from the group specified in clause (i) above for any reason, such individuals as may be appointed by the individual or individuals so available (including for this purpose any individual or individuals previously so appointed under this clause
(ii)); provided, however, that the maximum number of individuals constituting the Committee shall not exceed five.

                  (J) "Company" shall mean Harvard Industries, Inc., shall include any successor to its business and/or assets which assumes and agrees to perform this Agreement by operation of law, or otherwise.

                  (K) "Date of Termination" shall have the meaning set forth in
Section 7.2 hereof.

                  (L) "Disability" shall be deemed the reason for the termination by the Company of the Executive's employment, if, as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been absent from the full-time performance of the Executive's duties with the Company for a period of six (6) consecutive months, the Company shall have given the Executive a Notice of Termination for Disability, and, within thirty (30) days after such Notice of Termination is given, the Executive shall not have returned to the full-time performance of the Executive's duties.

                  (M) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                  (N) "Executive" shall mean the individual named in the first paragraph of this Agreement.

                  (O) "Good Reason" for termination by the Executive of the Executive's employment shall mean either (x) the occurrence during the Term of the consummation of a Plan of Reorganization and if requested by the Board, the performance of services by the Executive for up to 60 days following the consummation of the Plan of Reorganization, or (y) the occurrence (without the Executive's express written consent) during the Term and after November 15, 1997 of any one of the following acts by the Company, or failures by the Company to act, unless, in the case of any act or failure to act described in paragraph (I), (V) or (VII) below, such act or failure to act is corrected prior to the Date of Termination specified in the Notice of Termination given in respect thereof:

                           (I) the assignment to the Executive of any duties
                  materially inconsistent with the Executive's position as the President of the Company with the duties and responsibilities set forth in the second recital to this Agreement, or a substantial adverse alteration in the nature of the Executive's responsibilities from those in effect immediately prior to November 15, 1997, provided that (a) the appointment of Roger Pollazzi and the substitution of Roger Pollazzi as the person to whom the Executive shall report may not, in and of itself, be a basis for an assertion by the Executive that the provisions of this paragraph (I) have been triggered and
                  (b) no diminution after November 15, 1997 in the Executive's responsibilities with regard to the management of the Company's various Doehler-Jarvis affiliates shall be a basis for an assertion by the Executive that the provisions of this paragraph (I) have been triggered;

                           (II) a reduction by the Company in the Executive's
                  annual base salary as in effect on November 15, 1997, or as the same may be increased from time to time except for across-the-board salary reductions similarly affecting all senior executives of the Company and all senior executives of any Person in control of the Company;

                           (III) the relocation of the Executive's principal
                  place of employment to a location more than 35 miles from the Executive's principal place of employment on November 15, 1997 or the Company's requiring the Executive to be based anywhere other than such principal place of employment (or permitted relocation thereof) except for required travel on the Company's business to an extent substantially consistent with the Executive's present business travel obligations;

                           (IV) the failure by the Company, after November 15,
                  1997, to pay to the Executive any portion of the Executive's compensation except pursuant to an across-the-board compensation deferral similarly affecting all senior executives of the Company and all senior executives of any Person in control of the Company, or to pay to the Executive any portion of an installment of deferred compensation under any deferred compensation program of the Company, within seven (7) days of the date such compensation is due;

                           (V) the failure by the Company to continue in effect
                  any compensation plan in which the Executive participates on November 15, 1997 which is material to the Executive's total compensation, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue the Executive's participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount or timing of payment of benefits provided and the level of the Executive's participation relative to other participants, as existed immediately prior to November 15, 1997;

                           (VI) the failure by the Company to continue to
                  provide the Executive with benefits substantially similar to those enjoyed by the Executive under any of the Company's pension, savings, life insurance, medical, health and accident, or disability plans on which the Executive was participating immediately prior to November 15, 1997 (except for across-the-board changes similarly affecting all senior executives of the Company and all senior executives of any Person in control of the Company), the taking of any other action by the Company which would directly or indirectly materially reduce any of such benefits or deprive the Executive of any material fringe benefit enjoyed by the Executive on the date of Bankruptcy Court Approval, or the failure by the Company to provide the Executive with the number of paid vacation days to which the Executive is entitled on the basis of years of service with the Company in accordance with the Company's normal vacation policy in effect on the date of Bankruptcy Court Approval; or

                           (VII) any purported termination of the Executive's
                  employment which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 7.1 hereof; for purposes of this Agreement, no such purported termination shall be effective.

                  The Executive's right to terminate the Executive's employment for Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness. The executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting Good Reason hereunder.

                  For purposes of any determination regarding the existence of Good Reason, any claim by the Executive that Good Reason exists shall be presumed to be correct unless the Company establishes to the Committee by clear and convincing evidence that Good Reason does not exist.

                  (P) "Notice of Termination" shall have the meaning set forth in Section 7.1 hereof.

                  (Q) "Pension Plans" shall mean the Harvard Retirement Plan, the Harvard Industries, Inc. Nonqualified ERISA Excess Benefit Plan, effective January 1, 1995, in the form annexed as Exhibit A hereto, and the Harvard Industries, Inc. Nonqualified Additional Credited Service Plan, effective January 1, 1995, in the form annexed as Exhibit B hereto (the "Additional Credited Service Plan") in each of which the Executive shall be treated as participating throughout the Term (with no alterations to the determination of "Adjusted Retirement Income" to be permitted under Section 3.1(4) of the Additional Credited Service Plan, notwithstanding the discretion afforded under such Section 3.1(4), with no amendments to such plans which are adverse to the Executive being taken into account without his written consent, and without regard to Section 3.1(5) of the Additional Credited Service Plan) regardless of whether such plans are continued during the Term or after the Plan of Reorganization, and regardless of whether any action which is required to have been, or to be, taken in order for the Executive to be designated as a participant has in fact been, or is hereafter taken.

                  (R) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such terms shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

                  (S) "Plan of Reorganization" shall mean the final Joint Plan of Reorganization as proposed by the Company and approved by the United States Bankruptcy Court for the District of Delaware, as the same may be amended from time to time.

                  (T) "Retirement" shall be deemed the reason for the termination by the Executive of the Executive's employment if such employment is terminated on or after his normal retirement date in accordance with the Company's retirement policy generally applicable to its salaried employees.

                  (U) "Severance Payments" shall have the meaning set forth in
Section 6.1 hereof.

                  (V) "Tax Counsel" shall have the meaning set forth in Section
6.2 hereof.

                  (W) "Term" shall mean the period of time described in Section 2 hereof (taking into account any extension, continuation or termination described herein).

                  (X) "Total Payments" shall mean those payments se described in Section 6.2 hereof.

                                    HARVARD INDUSTRIES, INC.



                                    By:
                                       ----------------------------
                                     Name:
                                     Title:




                                    ----------------------------
                                     Roger L. Burtraw

                                    Address:
                                    43481 Serenity Drive
                                    Northville, MI 48167